UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2011

Exact Name of Registrant as Specified in
its Charter, State of Incorporation,
Commission File Number	Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation) 1200 Main Street Kansas City, Missouri 64105 (816) 556-2200
NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY (A Missouri Corporation) 1200 Main Street Kansas City, Missouri 64105 (816) 556-2200	44-0308720
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO) does not relate to, and is not furnished or filed by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 8.01	Other Events
On September 20, 2011, Kansas City Power & Light Company (“KCP&L”) issued $400,000,000 aggregate principal amount of 5.30% Notes due 2041 (the “Notes”), pursuant to an Underwriting Agreement, dated September 15, 2011, among KCP&L, Barclays Capital Inc., RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (333-159131-01) of KCP&L (the “Registration Statement”).
In connection with the issuance and sale of the Notes, KCP&L entered into the several agreements and other instruments listed in Item 9.01 of this Current Report on Form 8-K and filed as exhibits hereto. These exhibits are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.
1.1	Underwriting Agreement dated September 15, 2011 among KCP&L, Barclays Capital Inc., RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
4.1	Supplemental Indenture No. 3 dated as of September 20, 2011 between KCP&L and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Opinion dated September 20, 2011 of Dewey & LeBoeuf LLP.
23.1	Consent of Dewey & LeBoeuf LLP (contained in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED
/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President--Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY
/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President--Investor Relations and Treasurer

Date: September 20, 2011